This Amendment No. 1 to the People's Bank Current Report on Form 8-K
(Date of Report: July 21, 1999) (the "Report") is being filed solely for the purpose of amending Exhibit 99.2 to the Report. Specifically, this Amendment No. 1 amends the date appearing at the beginning of Exhibit 99.2 to read, in its entirety, as follows:

The following tables present data as of April 30, 1999


                         Composition by Account Balance
                            Representative Portfolio
                                    Percentage                     Percentage
                                    of Total                        of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range    Accounts   Accounts      Balance            Balance
Credit Balance             54,773     2.57%       $(6,925,385.38)     -0.24%
Zero Balance              943,472    44.26%                 -          0.00%
$.01-$1,000.00            408,421    19.16%       140,936,976.78       4.82%
$1,000.01-$3,000.00       305,628    14.34%       589,144,538.84      20.13%
$3,000.01-$5,000.00       223,020    10.46%       884,424,695.22      30.22%
$5,000.01-$10,000.00      190,865     8.95%     1,257,463,216.80      42.96%
Over $10,000.00             5,332     0.25%        61,691,844.29       2.11%
 Total                  2,131,511   100.00%    $2,926,735,886.55     100.00%

                          Composition by Credit Limit
                            Representative Portfolio

                                   Percentage                      Percentage
                                   of Total                        of Total
                        Number of  Number of       Receivables     Receivables
Credit Limit Range      Accounts   Accounts          Balance       Balance
$0.01-$1,000.00           94,200      4.42%       $  7,683,962.14      0.26%
$1,000.01-$2,000.00       54,116      2.54%         30,583,737.53      1.04%
$2,000.01-$3,000.00       65,291      3.06%         63,750,758.51      2.18%
$3,000.01-$4,000.00      102,207      4.80%        113,177,333.25      3.87%
$4,000.01-$5,000.00      222,870     10.46%        295,736,638.97     10.10%
$5,000.01-$10,000.00   1,537,915     72.15%      2,246,381,960.89     76.75%
Over $10,000.00           54,912      2.58%        169,421,498.26      5.79%
 Total                 2,131,511    100.00%     $2,926,735,889.55    100.00%

                      Composition by Period of Delinquency
                            Representative Portfolio

                                  Percentage                      Percentage
Period of Delinquency             of Total                        of Total
 (Days Contractually   Number of  Number of      Receivables      Receivables
     Delinquent)       Accounts   Accounts        Balance         Balance
Current                2,077,155    97.45%    $2,724,552,395.32    93.09%
1-30 Days                 31,215     1.46%       100,761,034.05     3.44%
31-60 Days                 7,110     0.33%        27,367,273.29     0.94%
61 or More Days           16,031     0.75%        74,055,184.28     2.53%
 Total                 2,131,511   100.00%    $2,926,735,886.94   100.00%

                           Composition by Account Age
                            Representative Portfolio

                                    Percentage                     Percentage
                                    of Total                       of Total
                        Number of   Number of     Receivables      Receivables
Account Age Range       Accounts    Accounts        Balance        Balance
0-6 Months               125,605      5.89%     $  237,526,890.87    8.12%
Over 6 to 12 Months      399,608     18.75%        575,286,608.80   19.66%
Over 12 to 24 Months     576,409     27.04%        609,005,100.71   20.81%
Over 24 to 48 Months     646,088     30.31%        811,239,227.24   27.72%
Over 48 Months           383,801     18.01%        693,678,059.53   23.70
  Total                2,131,511    100.00%     $2,926,735,887.15  100.00%

                 Geographic Distribution by Receivables Balance
                            Representative Portfolio

                                  Percentage                      Percentage
                                  of Total                        of Total
                       Number of  Number of      Receivables      Receivables
                       Accounts   Accounts         Balance        Balance
             CA         213,056     10.00%     $ 286,894,503.89     9.80%
             CT         140,424      6.59%       220,322,648.87     7.53%
             TX         142,224      6.67%       204,976,308.04     7.00%
             NY         144,056      6.76%       184,079,892.21     6.29%
             FL         134,504      6.31%       179,933,718.65     6.15%
             IL          87,655      4.11%       123,561,564.36     4.22%
             PA          96,181      4.51%       118,209,356.63     4.04%
             OH          86,198      4.04%       115,694,556.84     3.95%
             MI          67,078      3.15%        89,763,745.15     3.07%
             NJ          68,965      3.24%        87,470,677.45     2.99%
          Other(1)      951,170     44.62%     1,315,828,915.00    44.96%
          Total       2,131,511    100.00%    $2,926,735,887.09   100.00%

(1)  States with less than 3.06% of the Percentage of Total Receivables
     Balance.